UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2009

First Citizens Banc Corp
(Exact name of registrant as specified in its charter)

Ohio	0-25980	34-1558688
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East Water Street, P.O. Box 5016, Sandusky, Ohio	44870
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 625-4121

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 1, 2009 First Citizens Banc Corp sent a letter to its shareholders regarding the payment of the second quarter dividend of $.07 per share. Also announced were first quarter 2009 preliminary earnings of $.10 per share. The letter also discussed a number of key points that will impact the Corporation going forward. A copy of the letter is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

(c) Exhibit 99 Letter to Shareholders dated May 1, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Citizens Banc Corp
(Registrant)

Date: May 1, 2009

/s/ James O. Miller
James O. Miller,
President & CEO